Q1 FY21 Earnings Call November 4, 2020

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy; growth; future financial measurements and investments; product development plans, milestones and introductions; geographic expansion; clinical trials and evidence; professional education efforts; market estimates and opportunities; and developments related to the COVID-19 pandemic are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material.

Q1 Revenues of $60.5 Million 6% Decrease ($ in millions) Revenues US Peripheral revenue declined 5% US Peripheral, US Coronary revenue US Coronary, $42.9 declined 2% $15.9 International, International decreased 42% $1.7 US Peripheral US Coronary International

Q1 FY21 Financial Results ($ in millions)


Worldwide Peripheral Revenue
$45.5
$47.6
$42.6
$30.6
$42.9
6% decline WW in Q1 due to Covid-19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21


Worldwide Coronary Revenue
$19.0
$20.8
$18.5
$11.9
$17.6
7% decline WW in Q4 due to Covid-19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21


Gross Margin
80.4%
79.9%
80.0%
76.2%
79.2%
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21


Cash and Marketable Securities
$105.0
$109.4
$107.3
$232.2
$222.9
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21

CSI. CARDIOVASCULAR SYSTEMS, INC.

Q1 FY21 vs. Q1 FY20 and Q4 FY20 $ in (000) Q1 FY21 vs. Q1 FY20 vs. Q4 FY20 Total Revenue $60,544 -6.1% 42.3% Worldwide Peripheral Revenue $42,932 -5.7% 40.0% Worldwide Coronary Revenue $17,612 -7.1% 48.4% US Revenue $58,831 -4.4% 45.4% US Peripheral Revenue $42,932 -5.2% 40.0% US Coronary Revenue $15,899 -2.2% 62.5% International Revenue $1,713 -42.1% -18.2% US Peripheral Units - -2.7% 39.9% US Coronary Units - -5.9% 62.6%

Q1 FY21

Highlights

Financial

Revenues -6.1% vs. LY

Gross Margin 79.2%

SGA Expenses -13.8% to $40.3M

R&D Expenses -15.9% to $9.1M

Net Loss of $(2.1)M

Cash and marketable securities decreased to $222.9M

No long-term debt

Operational - Peripheral

- Peripheral franchise performed better than expected, led by an 8% year-over-year growth in the OBL segment.
- Peripheral units sold were 97% compared to last year.
- Exchangeable OAS now represents nearly 20% of peripheral volume.
- Targeting launch of peripheral support products in 2H FY21
- 7,900 patients clicked through to identify physician using www.standagainstamputation.com

Operational - Coronary

- Coronary OAS units increased 63% compared to Q4 and were 94% compared to Q1 last year
- Continued adoption of coronary toolkit featuring OAS with GlideAssist, 1.0mm Sapphire angioplasty balloons, Teleport Microcatheter and nitinol ViperWire with Flex Tip drove $543 of incremental revenue for every coronary OAS sold in Q1
- Anticipate CE Mark in FY21
- ECLIPSE enrollment resumed October 1, 2020

Other

- Sold 20,000 OAS units
- Nearly 1,000 medical professionals attended CSI virtual education programs
- Targeting FIH experience for pVAD device in FY21
- Review of lower extremity endovascular code set was withdrawn from October 2020 CPT Editorial Panel agenda
- Amputation Reduction and Compassion Act introduced in U.S. House of Representatives to cover PAD screening, require diagnostic testing prior to amputation and increased PAD education

CSI. CARDIOVASCULAR SYSTEMS, INC.

Fiscal 2021 Second Quarter Guidance For the fiscal 2021 second quarter ending December 31, 2020, CSI anticipates: • Revenue of $63 million to $67 million, representing sequential revenue growth compared to the first quarter of fiscal 2021 of 4% to 11%; • Gross profit as a percentage of revenues in the 78% to 79% range; • Operating expenses in a range of $52 to $54 million; • Net loss in a range of $1 to $3 million; and • Positive Adjusted EBITDA

Investor Contact:
Jack Nielsen
651-202-4919
j.nielsen@csi360.com

CSI®, Diamondback®, Diamondback 360®, GlideAssist®, ViperWire®, WIRION® and ViperWire Advance® are trademarks of Cardiovascular Systems, Inc.
© 2020 Cardiovascular Systems, Inc.

OrbusNeich®, Teleport® and Sapphire® are trademarks of OrbusNeich Medical, Inc.

For more information:
www.csi360.com

CSII

Cardiovascular Systems, Inc.

@csi360

CSI. CARDIOVASCULAR SYSTEMS, INC.